EXHIBIT (a)(2)

                         Corona Investments Corporation
                             4900 Woodway Suite 650
                                Houston, TX 77056


October 9, 2001



Ladies and Gentlemen:

     The undersigned hereby tenders to Corona Investments Corporation, a Netherlands Antilles Corporation (the "Purchaser"), the described Class C Beneficial Interest Certificates (the "Shares"), of First City Liquidating Trust (the "Trust"), pursuant to Purchaser's offer to purchase all of 509,963 issued and outstanding Shares not previously owned by the Purchase or its affiliates at $1.50 per Certificate ("Share"), net to the seller in cash, without interest, upon the terms and subject to the conditions described in the amended Offer to Purchase dated October 5, 2001 (the "Offer to Purchase"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, together with the amended Offer to Purchase and any amendments or supplements hereto or thereto, collectively constitute the "Offer").

     Upon the terms and subject to the conditions of the Offer (and if the Offer is extended or amended, the terms of any such extension or amendment), and subject to, and effective upon, acceptance for payment of Shares tendered herewith, in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to or upon the order of Purchaser all right, title and interest in and to all Shares that are being tendered hereby.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer Shares tendered hereby, that when such Shares are accepted for payment by Purchaser, Purchaser will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restriction, charges and encumbrances, and that none of such Shares will be subject to any adverse claim. The undersigned, upon request, shall execute and deliver all additional documents deemed by the Purchaser to be necessary or desirable to complete the sale, assignment and transfer of Shares tendered hereby.

     No authority herein conferred or agreed to be conferred shall be affected by, and all such authority shall survive, the death or incapacity of the undersigned. All obligations of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

     The undersigned understands that the valid tender of Shares pursuant to the procedure described in the Offer to Purchase and in the Instructions hereto will constitute the undersigned's acceptance of the terms and conditions of the Offer. Purchaser's acceptance of such Shares for payment will constitute a binding agreement between the undersigned and Purchaser upon the terms and subject to the conditions of the Offer (and if the Offer is extended or amended, the terms or conditions of any such extension or amendment).

     Unless otherwise indicated below in the box entitled "Special Payment Instructions," please issue the check for the purchase price of all Shares purchased and return all Certificates not tendered or not accepted for payment in the name(s) of the registered holder(s) appearing under "Description of Certificates Tendered." Similarly, please mail the check for the purchase price of all Shares purchased and return all Shares not tendered or not accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing under "Description of Certificates tendered" on the letter of transmittal. In the event that the boxes on page 4 hereof entitled "Special Transfer Instructions" and "Special Delivery Instructions" are both completed, please issue the check for the purchase price of all Certificates purchased and return all Certificates not tendered or not accepted for payment in the name(s) of, and deliver such check and return such Certificates (and any accompanying documents, as appropriate) to, the person(s) so indicated.

     The Letter of Transmittal and Share Certificates and any other required documents should be sent or delivered by each stockholder or such stockholder's broker, dealer, commercial bank, trust company or other nominee to the Purchaser via one of the two methods mentioned. If there is any doubt or confusion on the behalf of the stockholder make delivery to Corona Investments Corporation, 4900 Woodway Suite 650, Houston, Texas, 77056. Questions or requests for assistance may be directed to the Purchaser at its telephone number: 877-966-3268 or fax 713-621-8027

Instructions for surrendering First City Liquidating Trust Class C Certificates

(a)  General

     In accordance with the terms of the Offer, each shareholder of First City Liquidating Trust Class C Certificates is entitled, upon surrender of certificate(s) the cash payment of $1.50 per share.

I.   Execution and Delivery

     The Letter of Transmittal must be properly completed, dated, signed, Medallion Stamped and must be delivered together with certificate(s) to the Purchaser at its address set forth in the Letter of Transmittal. The method of delivery to is at your option and risk, but if sent by mail, registered and insured mail is suggested. If any shares are registered in different forms of your name (e.g. "John Doe" and "J. Doe"), you should complete as many separate Letters of Transmittal as there are different registrations.

II.  Signatures

     The signatures (or signatures, in the case of certificate(s) owned by two or more joint holders) on the Letter of Transmittal should correspond exactly with the name as written on the face of the share certificate(s) transmitted unless the shares described in the Letter of Transmittal have been assigned by the registered holder or holders, in which event the Letter of Transmittal should be signed in exactly the same form as the name of the last transferee indicated on the transfers attached to or endorsed on the certificate(s).

     If the Letter of Transmittal is signed by an attorney, administrator, executor, guardian, trustee, officer of a corporation or other person acting in a fiduciary or representative capacity, and the surrendered stock certificate(s) is not registered in such name, the person signing must give such person's full title in such capacity, and appropriate evidence of authority to act in such capacity must be forwarded with the Letter of transmittal.

III. Guarantee of Signatures

     All signatures on this Letter Of Transmittal must be guaranteed by a firm that is a member of a registered national securities exchange or the National Association of Securities Dealers, Inc, or by a commercial bank, trust company or other financial institution which is a participant in an approved Signature Guarantee Medallion Program (an "Eligible Institution").

IV.  Inquires

     All inquires with regard to surrender of certificates should be made to Corona Investments Corporation at 4900 Woodway Suite 650, Houston, Texas, 77056 or by phone at 877-966-3258 or fax at 713-621-8027. Additional Copies of the Offer and Letter of Transmission may be obtained from the Purchaser.



                              Letter of Transmittal
                                  TO-T/A Tender

                THE OFFER WILL EXPIRE AT 5:00 P.M, NEW YORK TIME,
           ON MONDAY, NOVEMEBR 26, 2001, UNLESS THE OFFER IS EXTENDED


Certificates Tendered By Physical Delivery May Make Delivery Via Overnight or Certified Insured Mail To:

                         Corona Investments Corporation
                             4900 Woodway Suite 650
                                Houston, TX 77056

Brokerage Houses, Banks, Commercial Institutes, etc. who are Members of the Depository Trust Company ("DTC") may tender through the DTC system on the behalf of their clients ("First City Class C Shareholder")

Any questions on delivery may be addressed to the Purchaser at 877-966-3268.


                         DESCRIPTION OF SHARES TENDERED
--------------------------------------------------------------------------------
NAME AND ADDRESS OF                Certificate         Number of Shares*
REGISTERED OWNER(S)                  Number
(Please fill in if blank)
--------------------------------------------------------------------------------




                                                       -------------------------
                                  Total Shares

--------------------------------------------------------------------------------

* Unless otherwise indicated, it will be assumed that all certificates evidencing the Shares delivered are being tendered hereby.

     This Letter of Transmittal is to be completed by Holders of Shares (as defined in the Offer to Purchase) of the First City Liquidating Trust and is to be forwarded herewith.

     Delivery of this Letter of Transmittal to an address, other than as set forth above, will not constitute a valid delivery.

     The instructions accompanying this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed.

       Original Signature and Medallion Stamp Guaranteed Must be Provided

            Residents outside the U.S. must obtain a Medallion Stamp from a participating Financial Institution in the Medallion Program



               Please Read the Accompanying Instructions Carefully




SPECIAL TRANSFER INSTRUCTIONS                      SPECIAL DELIVERY INSTRUCTIONS

To Be completed ONLY if the certificate(s)         To Be completed  ONLY  if  the certificate(s)
are to be issued in the name of someone            are to be issued in the name of the undersigned
other than the registered holder of the            are to be sent to someone other than the undersigned
Certificates surrendered.                          or to an address other than that shown above.

Issue check to:                                    Mail check to:
NAME:_______________________________               NAME:__________________________________________

ADDRESS:____________________________               ADDRESS:_______________________________________

____________________________________               _______________________________________________
           (Zip Code)                                                  (Zip Code)


________________________________________________
        Tax Id or Social Security Number

                                    SIGN HERE

          _____________________________________________________________
                         Signature(s) of Shareholder(s)

Medallion Stamp Guaranteed Here
   (Or a participating program
   for outside the United States)    _____________________________________

Must be signed by registered holder(s) exactly as name(s) appear(s) on Certificate(s) or by person(s) to which the Certificate(s) have been assigned and transferred as evidenced by endorsements or stock powers transmitted herewith with signatures guaranteed if required. If signing is by attorney, administrator, executor, guardian, trustee, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth the full title in such capacity below and enclose proper evidence of authority so to act.

Dated:_________________________________________________________________________

Name(s)________________________________________________________________________

Capacity:______________________________________________________________________

Address:_______________________________________________________________________
Do we have your correct address?

Telephone Number:______________________________________________________________
Important-In case we need to contact you

Tax ID Number or Social Security Number:_______________________________________

                            IMPORTANT TAX INFORMATION

     Under U.S. Federal Income tax law, a stockholder whose tendered Shares are accepted for payment is generally required to provide such stockholder's correct TIN on Substitute Form W-9 provided herewith. If such stockholder is an individual, the TIN generally is such stockholder's social security number. If the correct TIN is not provided the stockholder may be subject to a $50 penalty imposed by the Internal Revenue Service and payments that are made to such stockholder with respect to Shares purchased pursuant to the Offer may be subject to backup withholding of 31%. In addition, if a stockholder makes a false statement that results in no imposition of backup withholding, and there was no reasonable basis for making such statement, a $500 penalty may also be imposed by the Internal Revenue Service.

     Certain stockholders (including, among others, corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, such individual must submit a statement (Internal Revenue Service Form W-8), signed under penalties of perjury, attesting to such individual's exempt status. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions. A stockholder should consult his or her tax advisor as to such stockholder's qualification for exemption from backup withholding and the procedure for obtaining such exemption.

     If backup withholding applies, the Purchaser is required to withhold 31% of any payments made to the stockholder. Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained provided that the required information is furnished to the Internal Revenue Service.

Purpose of Substitute Form W-9

     To prevent backup withholding on payments that are made to a stockholder with respect to Shares purchased pursuant to the Offer, the stockholder is required to notify the Purchaser of such stockholder's correct TIN by completing the form below certifying that (a) the TIN provided on Substitute Form W-9 is correct (or that such stockholder is awaiting a TIN), and (b)(i) such stockholder has not been notified by the Internal Revenue Service that he is subject to backup withholding as a result of a failure to report all interest or dividends or (ii) the Internal Revenue Service has notified such stockholder that such stockholder is no longer subject to backup withholding.

What Number to provide

     The stockholder is required to give the Purchaser the TIN (e.g., social security number or employer identification number) of the record holder of Shares tendered hereby. If Shares are in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report. If the tendering stockholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, the stockholder should write "Applied For" in the space provided for the TIN in Part I, and sign and dated the Substitute Form W-9. If "Applied For" is written in Part I and the Purchaser is not provided with a TIN within 60 days, the Purchaser will withhold 31% of all payments of the purchase price to such stockholder until a TIN is provided to the Purchaser.

                                  IMPORTANT!!!
                 SHAREHOLDER MUST COMPLETE SUBSTITUTE W-9 BELOW

PAYER'S NAME:

---------------------------------------------------------------------------------------------------------------------------
SUBSTITUTE                           Part 1- Please provide your TIN
                                     in the Box at the right and                          _____________________________
                                     Certify by signing and dating                             Social Security No.
FORM W-9                             Below

                                                                                          OR _________________________
                                     ---------------------------------------              Employer Identification Number
                                     Part 2- TIN applied for (or I
Department of Treasury               Intend to apply for in the near
Internal Revenue Service             Future) Check If Applicable
Payer's  Request for taxpayer        --------------------------------------------------------------------------------------
Identifcation  Number (TIN)          CERTIFICATION-UNDER  THE PENALTIES OF PERJURY,  I CERTIFY THAT (1) the  Information
                                     provided on this form is true,  correct,  and  complete and (2) I am not subject to backup withholdings either because I have not Been notified by the Internal Revenue
                                     Service (IRS) that I am subject to backup  withholdings as a result of a failure to report all  interest or  dividends  or the IRS has  notified me that I am no longer subject  to  backup  withholdings.  You must  cross  out Item (2) if you have  Been notified  by the  IRS  that  you are  subject  to  backup  Withholding  because  of underreporting of interest or dividends on your tax return.

                                     Signature:_____________________________________________________
                                     Name:__________________________________________________________
                                     Address:_______________________________________________________
                                     Date:__________________________________________________________

---------------------------------------------------------------------------------------------------------------------------

NOTE: Failure to complete and return this form may result in backup withholding of 31% of any payments made to you pursuant to this Offer. Please review the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional details.

NOTE: You must complete the following certificate if you are awaiting a taxpayer identification number.


            CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all reportable cash payments made to me thereafter will be withheld until I provide a taxpayer identification number.

SIGNATURE ____________________________________________________DATE:_____________